EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of  Jufeel International Group (the “Company”) on Form 10-Q for the three-month period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Rongxuan Zhang, Principal Executive Officer and Lin Bao, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2019	By:	/s/ Rongxuan Zhang
Rongxuan Zhang
Principal Executive Officer

	By:	/s/ Lin Bao
Lin Bao
Principal Financial Officer